PROSPECTUS

FEBRUARY 28, 2018

CLOUGH FUNDS TRUST

CLOUGH GLOBAL LONG/SHORT FUND

Investor Class: CLOAX

Class C: CLOCX

Class I: CLOIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	2
Investment Objective and Principal Investment Strategies	7
More on the Fund’s Investments and Related Risks	8
Disclosure of Portfolio Holdings	12
Management	12
The Portfolio Managers	13
Administrator, Distributor and Transfer Agent of the Fund	13
Additional Information Regarding Contractual Arrangements	13
Buying and Redeeming Shares	13
Share Transactions	16
Dividends and Distributions	18
Taxes	18
Financial Highlights	19
Additional Information About The Fund	Back Cover

Clough Global Long/Short Fund

SUMMARY SECTION

CLOUGH GLOBAL LONG/SHORT FUND (THE “FUND”)

Investment Objective

The Fund seeks to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class(1)	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%(2)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.74%	1.61%	1.50%
Dividend and Interest Expense on Short Sales	0.36%	0.36%	0.36%
Shareholder Services Fees	0.10%	None	None
Acquired Fund Fees and Expenses(3)	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	4.00%	4.52%	3.41%
Fee Waiver and/or Expense Reimbursement(4)	-1.49%	-1.36%	-1.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.51%	3.16%	2.16%

(1)	Effective December 1, 2017, Class A shares were renamed Investor Class shares.

(2)	On Class C shares redeemed within 12 months of purchase.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(4)	Clough Capital Partners L.P. (the “Adviser”) has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b-1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.60% through February 28, 2019. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the waiver arrangement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/ or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Trustees.

Example

This Example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver and/or expense reimbursements shown in the Annual Fund Operating Expenses table are only reflected for the length of the expense commitment in each time period shown below.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your cost would be:
Investor Class Shares	$ 254	$ 1,082	$ 1,926	$ 4,110
Class C Shares	$ 419	$ 1,244	$ 2,177	$ 4,549
Class I Shares	$ 219	$ 931	$ 1,666	$ 3,606
You would pay the following expenses if you did not redeem your shares:
Investor Class Shares	$ 254	$ 1,082	$ 1,926	$ 4,110
Class C Shares	$ 319	$ 1,244	$ 2,177	$ 4,549
Class I Shares	$ 219	$ 931	$ 1,666	$ 3,606

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 237% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective primarily by taking long positions and short positions in equity securities in both U.S. and non-U.S. markets. The Fund invests primarily in a broad selection of global equity securities, including preferred stocks. Depending on the Adviser’s outlook, the Fund may,

2	Prospectus | February 28, 2018

at times, be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized or located outside the United States or doing a substantial amount of business outside the United States (or, in the case of an ETF, where a majority of the securities in which the ETF invests have the foregoing characteristics) will represent at least 40% of the Fund’s net assets. Investments in non-U.S. markets will be made primarily through securities such as common shares, depositary receipts and registered investment companies (including exchange-traded funds (“ETFs”)). The Fund may also use derivatives, such as swaps and participation notes, in order to gain access to foreign markets.

In addition to the Fund’s primary investment strategy, the Adviser may employ currency strategies across foreign markets, including developing and emerging markets, using derivatives, such as forward foreign currency contracts, futures, and swaps, to seek to hedge against foreign exchange risk.

The Fund will use a variety of investment techniques designed to capitalize on declines in the market prices of equity securities or declines in market indices based on the Adviser’s investment outlook, including by taking long and short positions. Short positions will generally not exceed 50% of the Fund’s net assets. The Fund’s net exposure (measured as the market value of long positions minus the market value of short positions) is expected to range between 20%-80% of the Fund’s net assets. A higher net exposure generally reflects the Adviser’s belief there are relatively better investment opportunities in securities that it expects to appreciate in value than in securities it expects to decline in value (and may also indicate that the Adviser has a relatively positive view of equity markets), while a lower net exposure generally reflects the reverse, although in each case other factors could also cause the Adviser to choose to increase or decrease the Fund’s net exposure.

The Fund generally seeks to limit volatility in returns to below that of broad global equity indices. The Adviser may employ hedging (including through investments in ETFs) and other techniques in an effort to limit the Fund’s exposure to declines in markets, regions, industries and/or individual securities.

The Fund may invest in issuers of any capitalization and size. Generally, securities will be purchased or sold by the Fund on securities exchanges and in the over-the-counter (OTC) market. However, the Fund may hold securities that are illiquid or that are only infrequently traded.

The Adviser may, from time to time, invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.

Investment Selection

The Fund seeks to achieve its investment objective by applying a fundamental research-driven investment process. The Adviser believes that attractive investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by the Adviser. Once attractive themes are identified, the Adviser generally utilizes a “bottom-up” research process to identify companies it believes are best positioned to benefit from those specific themes, as well as companies that the Adviser believes may be vulnerable in light of these themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. Issuers with strengths in these areas (or in such other areas that the Adviser determines are relevant) may be attractive opportunities for long investments. Conversely, issuers facing profit headwinds, balance sheet weaknesses, competitive pressures or adverse regulatory changes, among other challenges, may present attractive opportunities as short positions when the Adviser believes their value is likely to decline over some period of time.

Under the Fund’s theme-oriented investment approach, investment positions may be focused in only a relatively small number of sectors. The Fund will seek to broadly invest its assets within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets at the time of investment. (Investments in ETFs may exceed 5% of total assets at the time of investment.)

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Currency Strategies Risk. The success of the Fund’s currency strategies depends, in part, on the effectiveness and implementation of the Adviser’s analysis and methodology. There can be no assurance that the Adviser’s analysis and methodology will be successful, as this will ultimately depend on many different factors. If these strategies prove unsuccessful, losses

www.cloughglobal.com	3

Clough Global Long/Short Fund

to the Fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of its currency strategies, the Fund will have substantial exposure to the risks of non-U.S. currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the United States or abroad. As a result, the Fund’s exposure to foreign currencies could cause lower returns or even losses to the Fund. Although the Adviser seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Depositary Receipts Risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk. The Fund’s use of derivatives (which may include forward foreign currency contracts, futures, participation notes, and swaps) may reduce the Fund’s returns and/or increase the volatility of the Fund’s net asset value. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative investments will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including liquidity risk, interest rate risk, counterparty risk, market risk, credit risk and management risk.

Equity Security and Stock Market Risk. The Fund is affected by how the stock market performs. Equity securities fluctuate in price based on changes in the issuer’s financial condition, as well as market and economic conditions. When stock prices fall, you should expect the value of your investment to fall. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Focus Risk. To the extent that the Fund focuses its investments in particular asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those asset classes or sectors will have a significant impact on the Fund’s performance.

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing its full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities. To the extent the Fund invests in securities of emerging market issuers, foreign investment risks are greater in emerging markets than in more developed markets. Investments in emerging markets are often considered speculative.

Hedging Risk. Because the Fund may invest in derivative instruments and ETFs to hedge against foreign currency and/or equity market exposure, the Fund faces the risk that its hedging strategies may not perform as intended. In addition, while the hedging strategies may offset losses, they also may offset gains and typically involve expenses.

Investment Companies Risk. Because the Fund may invest in investment companies, such as ETFs and closed- and open-end mutual funds, the Fund’s performance will be directly related to the performance of the investment companies. To the extent that a given investment company underperforms its benchmark or its fund peer group, it may contribute to the underperformance by the Fund. In addition, the Fund indirectly pays a portion of the expenses incurred by the investment companies, which lowers the Fund’s performance. To the extent that the Fund’s allocations favor investment companies with higher expenses, the overall cost of investing paid by the Fund will be higher. Also, because shares of ETFs and closed-end funds trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.

Investment Themes Risk. The Fund’s investment program depends on the Adviser’s identification and development of global or regional investment themes, and the Fund’s performance may suffer if such themes, which can be inherently challenging to identify, are not well identified, or do not unfold as anticipated. Failure to correctly identify or develop the themes that will guide the Fund’s portfolio investments, or the failure of a theme to unfold in the way the Adviser anticipates, may result from many causes, including the following: governments or others may decide to oppose or delay certain economic, social or political developments that are the basis of investment themes; demographic or economic data necessary to understand correctly the way in which certain themes may unfold in some countries may be incorrect or incomplete; development of themes and their longevity may require attention to subtle cultural factors not always apparent to outside observers; or social and political changes or natural disasters in some parts of the world may alter the underlying conditions or affect the availability of natural resources necessary to an emerging theme.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of portfolio securities. A high portfolio turnover rate (such as 100% or more) may result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. A high portfolio turnover rate may also result in an increase in taxable capital gains distributions to the Fund’s shareholders and an increased likelihood that the capital gains will be taxable at ordinary rates.

4	Prospectus | February 28, 2018

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stocks do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities and are subordinated in right of payments to debt obligations. A preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer of the stock, as well as market and economic conditions.

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection Risk. The securities in the Fund’s portfolio may decline in value. The Adviser’s analysis and portfolio management practices may not achieve the desired results.

Short Sale Risk. If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

Small Company Risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The performance shown for the period prior to September 30, 2015 is that of an unregistered investment fund (the “Predecessor Fund”) that was managed by the Adviser and was reorganized into the Fund on September 30, 2015, the date the Fund commenced investment operations. The Predecessor Fund was not a registered mutual fund and therefore was not subject to the same investment and tax restrictions as the Fund. Performance information reflects all fees and expenses incurred by the Predecessor Fund, and, except as noted below, has not been adjusted to reflect Fund expenses. If it had been so adjusted, the Predecessor Fund’s performance might have been higher or lower for that period depending on the amount of such expenses incurred for any given period. Performance information for Investor Class and Class C has been adjusted to reflect Rule 12b-1 fees and shareholder servicing fees, as applicable.

Prior to December 1, 2017, Investor Class shares were designated as “Class A” shares, and carried a maximum initial sales charge of 5.50%. In addition, certain purchases of Class A shares made before December 1, 2017 were subject to a contingent deferred sales charge (“CDSC”) if such shares were redeemed within one year, with certain exceptions. The information shown in the bar chart figure does not include any sales charges that investors might have paid prior to December 1, 2017 on purchases or sales of Investor Class shares (then known as “Class A” shares). If such sales charges were included, the returns would be lower. The table compares the Fund’s average annual return for the stated period to two broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar chart and performance table assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.cloughglobal.com or by calling 855.425.6844.

Annual Total Returns (years ended 12/31)
Investor Class Shares

Best Quarter:	QE 3/31/17	5.77%
Worst Quarter:	QE 3/31/16	-8.36%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund and do not reflect the maximum initial sales charge of 5.5% imposed on such shares (then known as “Class A” shares) purchased prior to December 1, 2017 or any redemptions of Class A shares purchased before December 1, 2017 that were

www.cloughglobal.com	5

Clough Global Long/Short Fund

subject to a CDSC. After-tax returns for Class C shares and Class I shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns

(for periods ended December 31, 2017)

	1 Year	Since Inception (December 31, 2014)
Investor Class Shares
Return Before Taxes	19.55%	3.44%
Return After Taxes on Distributions	19.55%	3.38%
Return After Taxes on Distributions and Sale of Fund Shares	11.07%	2.62%
Class C Shares
Return Before Taxes	17.78%	2.90%
Class I Shares
Return Before Taxes	20.02%	3.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.41%
HFRI Equity Hedge Index (reflects no deduction for fees, expenses or taxes)*	13.16%	5.73%

*	The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of filing, but is subject to change outside of the control of the Fund and its affiliates.

INVESTMENT ADVISER

Clough Capital Partners L.P. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Charles I. Clough, Jr., Chairman and Chief Executive Officer of the Adviser, has been a co-portfolio manager of the Fund since inception in September 2015. Vincent M. Lorusso, Partner and Portfolio Manager of the Adviser, has been co-portfolio manager of the Fund since inception in September 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Investor Class and Classes C and I. The minimum investment in Investor Class shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

6	Prospectus | February 28, 2018

INVESTMENT OBJECTIVE AND PRINCIPAL
INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information (“SAI”) about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks to provide investors with long-term capital appreciation.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective or the Fund’s principal investment strategies without a shareholder vote, upon notice to shareholders. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund seeks to achieve its investment objective primarily by taking long positions and short positions in equity securities in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a broad selection of global equity securities, including preferred stock. Depending on the Adviser’s outlook, the Fund may, at times, be more heavily invested in equity securities in U.S. markets or in equity securities in other markets around the world. Under normal circumstances, the Fund expects to invest in securities of issuers located in at least three countries (in addition to the United States). Unless market conditions are deemed unfavorable, the Fund expects that the market value of the Fund’s long and short positions in securities of issuers organized or located outside the United States or doing a substantial amount of business outside the United States (or, in the case of an ETF, where a majority of the securities in which the ETF invests have the foregoing characteristics) will represent at least 40% of the Fund’s net assets. Investments in non-U.S. markets will be made primarily through securities such as common shares, depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and registered investment companies (including ETFs). The Fund may also use derivatives, such as swaps and participation notes in order to gain access to foreign markets.

In addition to the Fund’s primary investment strategy, the Adviser may employ currency strategies across foreign markets, including developing and emerging markets, using derivatives, such as forward foreign currency contracts, futures, and swaps to seek to hedge against foreign exchange risk. The Fund does not intend to use leverage in the form of borrowings, and will generally limit its investment holdings to a maximum of 100% of the Fund’s net assets.

The Fund will use a variety of investment techniques designed to capitalize on declines in the market prices of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Adviser’s investment outlook, including by taking both long and short positions. Short positions will generally not exceed 50% of the Fund’s net assets. The Fund’s net exposure (measured as the market value of long positions minus the market value of short positions) is generally expected to range between 20%-80% of the Fund’s net assets. A higher net exposure generally reflects the Adviser’s belief there are relatively better investment opportunities in securities that it expects to appreciate in value than in securities it expects to decline in value (and may also indicate that the Adviser has a relatively positive view of equity markets), while a lower net exposure generally reflects the reverse, although in each case other factors could also cause the Adviser to choose to increase or decrease the Fund’s net exposure.

Should the Adviser believe that extraordinary conditions affecting financial markets warrant, the Fund may temporarily be primarily invested in money market securities, money market mutual funds or other short-term debt securities. When the Fund is invested in these instruments for temporary or defensive purposes, it may be less likely to achieve its investment objective.

The Fund generally seeks to limit volatility in returns to below that of broad global equity indices. The Adviser may employ hedging (including through investments in ETFs) and other techniques in an effort to limit the Fund’s exposure to declines in markets, regions, industries and/or individual securities.

The Fund may invest in issuers of any capitalization and size. Generally, securities will be purchased or sold by the Fund on securities exchanges and in the over-the-counter market. However, the Fund may hold securities that are illiquid or that are only infrequently traded.

The Adviser may, from time to time, invest the Fund’s cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.

Investment Selection

The Fund seeks to achieve its investment objective by applying a fundamental research-driven investment process. The Adviser believes that attractive investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by the Adviser. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation or major

www.cloughglobal.com	7

Clough Global Long/Short Fund

economic or investment cycles are examples of types of themes the Adviser could emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

Once attractive themes are identified, the Adviser generally utilizes a “bottom-up” research process to identify companies it believes are best positioned to benefit from those specific themes, as well as companies that the Adviser believes may be vulnerable in light of these themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. Issuers with strengths in these areas (or in such other areas that the Adviser determines are relevant) may be attractive opportunities for long investments. Conversely, issuers facing profit headwinds, balance sheet weaknesses, competitive pressures or adverse regulatory changes, among other challenges, may present attractive opportunities as short positions when the Adviser believes their value is likely to decline over some period of time. This approach may provide investment opportunities in various levels of a company’s capital structure, including common and preferred stock. The Adviser will identify geographic areas (in particular, emerging markets, which the Adviser considers to be countries that are included in the MSCI Emerging Markets Index) in which it intends to invest a portion of the Fund’s assets and how much to invest in that geographic location. In addition to identifying and purchasing individual securities in these markets, the Adviser may purchase ETFs to gain wider exposure to particular markets or regions without incurring the expense of purchasing numerous foreign securities, and thereby indirectly rely on the managers of such ETFs to identify the companies in those regions in which to invest.

Under the Fund’s theme-oriented investment approach, investment positions may be focused in only a relatively small number of sectors. The Fund will seek to broadly invest its assets within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets at the time of investment. (Investments in ETFs may exceed 5% of total assets at the time of investment.)

The Fund’s portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio’s risk profile. Investments may be removed from the portfolio if the Adviser believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s SAI, which is available without charge upon request (see back cover).

Additional Information about Principal Investment Strategies and Principal Risks

This section includes additional information about the Fund’s principal investment strategies and principal risks. More detailed information about these strategies and risks is included in the Fund’s SAI.

Counterparty

A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Currency Strategies

The success of the Fund’s currency strategies depends, in part, on the effectiveness and implementation of the Adviser’s analysis and methodology. There can be no assurance that the Adviser’s analysis and methodology will be successful, as this will ultimately depend on many different factors. If these strategies prove unsuccessful, losses to the Fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of its currency strategies, the Fund will have substantial exposure to the risks of non-U.S. currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the United States or abroad. As a result, the Fund’s exposure to foreign currencies could cause lower returns or even losses to the Fund. Although the Adviser seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

Depositary Receipts

There are also risks associated with ADRs. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives

The Fund may use derivatives, which are financial contracts whose values depend on, or are derived from, the values of underlying assets, currencies, reference rates or indices. The Fund may use

8	Prospectus | February 28, 2018

derivatives, such as forward foreign currency contracts, futures, and swap agreements, to employ its currency strategies and to seek to hedge against foreign exchange risk. The Fund may also use derivatives, such as swaps and participation notes, to gain access to foreign markets.

Forward Foreign Currency Contracts. Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. OTC markets are less transparent and operate with fewer rules than do exchanges.

Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

Swap Agreements. A swap agreement is a commitment between two parties to make or receive payments based on agreed upon terms and whose value and payments are derived by changes in the value of an underlying financial instrument. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Currency rate swaps are contracts involving the exchange between two contracting parties of principal and interest in one currency for the same in another currency.

Participation Notes. The Fund may invest a portion of its assets in participation notes. Participation notes generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a participation note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a participation note typically does not receive voting rights as it would if it directly owned the underlying security. Participation notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects the Fund to counterparty risk. Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a participation note or that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a participation note, the Fund is relying on the creditworthiness of the counterparty issuing the participation note and has no rights under a participation note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities held by the Fund.

Risks associated with using a derivative includes the risks that the derivative will not be well correlated with the security, index or currency to which it relates; the derivative may result in a loss or missed opportunity; the Fund will be unable to sell the derivative because of an illiquid secondary market; a counterparty will be unwilling or unable to meet its obligation; and the derivative transaction may expose the Fund to the effects of economic leverage, which could increase the Fund’s exposure to the market and magnify potential losses. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by a fund in an effort to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Equity Securities and Stock Market

The Fund may invest in all types of equity securities including common and preferred stock. The Fund may invest in the equity securities of companies of all sizes, including those of small companies. The Fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. Movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. In addition, the Adviser’s analysis and portfolio management practices may not achieve the desired results.

www.cloughglobal.com	9

Clough Global Long/Short Fund

Focus

To the extent that the Fund focuses its investments in particular asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those asset classes or sectors will have a significant impact on the Fund’s performance.

Foreign Investment

The Fund may invest in equity securities issued by companies organized outside of the United States, including both developed and emerging markets. The Fund may also invest in debt securities of U.S. and foreign governments, government-related agencies and companies. Foreign securities may include American Depositary Receipts (“ADRs”). While the Fund values all of its investments in U.S. dollars, foreign securities may be denominated and/or traded in foreign currencies.

As a result, the Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing its full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments. Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the Adviser’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

To the extent the Fund invests in issuers in emerging markets, the risks may be greater than in more developed markets. Investments in emerging markets are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Hedging

The term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging transactions on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging transactions on indices generally are used to attempt to hedge against price movements in markets, regions or sectors in which the Fund has invested or expects to invest. The Fund may also employ currency strategies to seek to hedge against foreign exchange risk (see “Currency Strategies” above). While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the hedge outweighs the benefit of the hedge. Hedging transactions may also not perform as expected, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategies will be effective.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs (including leveraged ETFs), open-end funds and closed-end funds. ETFs may be structured as index or actively-managed ETFs. An index ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The Fund may invest in ETFs both to supplement and to fill particular asset classes or sectors, particularly international equities, emerging markets, fixed-income and alternative investments. The Fund may also invest in ETFs in an effort to limit the Fund’s exposure to declines in markets, regions and/or industries. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter.

The risks of investment in other investment companies typically reflect the risk of the types of securities in which such other investment companies invest. Investments in ETFs and closed-end funds, which trade on a securities exchange, are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. To the extent that the Fund’s allocations favor investment companies with higher expenses, the overall cost of investing paid by the Fund will be higher.

Because the Fund may invest in other investment companies, the Fund’s performance will be directly related to the performance of such investment companies. To the extent that a given investment company underperforms its benchmark or its fund peer group, it may contribute to the underperformance of the Fund.

10	Prospectus | February 28, 2018

Investment Themes

The Fund’s investment program depends on the Adviser’s identification and development of global or regional investment themes, and the Fund’s performance may suffer if such themes, which can be inherently challenging to identify, are not well identified, or do not unfold as anticipated. Failure to correctly identify or develop the themes that will guide the Fund’s portfolio investments, or the failure of a theme to unfold in the way the Adviser anticipates, may result from many causes, including the following: governments or others may decide to oppose or delay certain economic, social or political developments that are the basis of investment themes; demographic or economic data necessary to understand correctly the way in which certain themes may unfold in some countries may be incorrect or incomplete; development of themes and their longevity may require attention to subtle cultural factors not always apparent to outside observers; or social and political changes or natural disasters in some parts of the world may alter the underlying conditions or affect the availability of natural resources necessary to an emerging theme.

Liquidity

In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies. A higher portfolio turnover rate (such as 100% or more) may result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Fund’s fees and expenses table. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary U.S. federal income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Preferred Stock

Preferred stocks are equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer. Preferred stocks are like debt obligations in that they normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. In addition, a preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer of the stock, as well as market and economic conditions.

Pricing

If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling Fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Security Selection

The success of the Fund’s investment strategies depends, in part, on the effectiveness and implementation of the Adviser’s analysis and methodology with respect to security selection. The securities in the Fund’s portfolio may decline in value. The Adviser’s analysis and portfolio management practices may not achieve the desired results.

Short Sales

The Fund may seek to hedge investments or realize gains through the use of short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

www.cloughglobal.com	11

Clough Global Long/Short Fund

If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

Small Company

The Fund may invest in the securities of small companies. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks. Preferred stocks are subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. A rise in interest rates will typically also cause a decline in the value of preferred stock.

Additional Strategies and Policies

This section includes information about additional strategies and policies that the Fund may utilize in pursuit of its investment objective. Additional information about the Fund’s strategies and policies is included in the Fund’s SAI.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on the Fund’s investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise stated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Temporary Defensive Investments

The Fund may, from time to time, take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors. When taking a temporary defensive position, the Fund may invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, and short-term or medium-term fixed income securities, which may include, but not be limited to, shares of other mutual funds, U.S. Treasury Bills, U.S. agency securities, municipal bonds and repurchase agreements. The Fund may be less likely to achieve its investment objective while it is investing defensively.

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the Fund remained more fully invested.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

MANAGEMENT

Clough Capital Partners L.P. (the “Adviser”), subject to the oversight of the Board, provides investment advisory services to the Fund. The Adviser is a Delaware limited partnership with principal offices at One Post Office Square, 40th Floor, Boston, Massachusetts 02109. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, and provides investment services to other investment companies, private funds and separate accounts. The Adviser was founded in 2000 and, as of December 31, 2017, had investment management authority with respect to approximately $2.2 billion in assets under management.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.35% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of renewal of the Fund’s Advisory Agreement is provided in the Fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2017. During the fiscal year ended October 31, 2017, the Fund paid the Adviser a management fee equal to 0.00099% of the Fund’s average daily net assets (including any waivers and/or reimbursements).

The Adviser has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b-1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage

12	Prospectus | February 28, 2018

costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.60% through February 28, 2019. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the waiver agreement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board of Trustees. During the fiscal year ended October 31, 2017, the Adviser did not recover any waived or reimbursed fees and expenses.

THE PORTFOLIO MANAGERS

The co-portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio of securities. The co-portfolio managers collaborate on developing the portfolio strategy for the Fund. Mr. Lorusso is primarily responsible for overseeing the implementation of that strategy on a day-to-day basis. The co-portfolio managers are supported by the Adviser’s Investment Committee and a broad team of investment professionals. Each portfolio manager has served as portfolio manager since the Fund’s inception in September 2015.

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Charles I. Clough, Jr.	Chairman and Chief Executive Officer of the Adviser since 2000. Mr. Clough earned his MBA from the University of Chicago and his BA in History from Boston College.
Vincent M. Lorusso	Portfolio Manager of the Adviser since 2015, Partner of the Adviser since 2014, and Research Analyst and Managing Director of the Adviser since 2004. Mr. Lorusso earned his Masters of Science in Finance and BS from Boston College.

More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund is included in the SAI.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Fund’s administrator, fund accounting agent and transfer agent. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

ADDITIONAL INFORMATION REGARDING CONTRACTUAL ARRANGEMENTS

The Fund has entered into contractual arrangements with various parties that provide services to the Fund, including, among others, the Advisor, Distributor, and Transfer Agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the Fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This prospectus provides information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. Each of this Prospectus, the SAI, or any contract that is an exhibit to the Fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the Fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person, other than with respect to any rights conferred explicitly by federal or state securities laws that may not be waived.

BUYING AND REDEEMING SHARES

This Prospectus only offers Investor Class, Class C and Class I shares of the Fund. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest; and

●	total expenses associated with owning shares of each class.

Investor Class and Class C shares are generally available only in connection with investments made through financial intermediaries. Investor Class and Class C shares are not offered directly to individual investors.

For Investors with access to both Investor Class and Class C shares, Investor Class shares may be a less expensive option.

Class I shares are generally only made available in connection with investments made through financial intermediaries and large institutional investors. Large institutional investors may include, but are not limited to, corporations, public plans or foundations/endowments. Class I shares are not offered directly to individual investors.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more

www.cloughglobal.com	13

Clough Global Long/Short Fund

than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Interclass Transfers

You may transfer your shares of the Fund for another class of the Fund, provided that you hold your shares through an eligible institution that has a valid sales agreement with the Fund’s distributor authorizing such transaction, and you are eligible to invest in another class of the Fund in accordance with the criteria set for in this Prospectus. In the event that you no longer meet eligibility requirements for investment in one or more classes of shares, the Fund or your authorized representative may elect to transfer your shares for another class of the Fund for which you are eligible. Interclass transfers are generally not taxable.

Distribution and Services (12b-1) Plans for Investor Class and Class C

The Fund has adopted a separate plan of distribution for Investor Class and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or on-going shareholder servicing for the benefit of shareholders performed by such financial intermediaries for their customers who are investors in the Fund. Each Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Investor Class and/ or Class C shares of the Fund.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Investor Class and Class C shares on an ongoing basis, over time, they will increase the cost of an investment in Investor Class and Class C shares.

The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, including but not limited to, such as if a financial intermediary resigns as the broker/dealer of record, or such financial intermediary failing to meet certain eligibly standards to be able to continue to be the broker/dealer of record.

The Distributor is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for Class C Plan compensation beginning in the 13th month following the purchase of Class C Shares. The Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares should the financial intermediary forgo the commission.

Services Plan for Investor Class Shares

The Fund has adopted a non-Rule 12b-1 shareholder services plan (the “Services Plan”) with respect to the Fund’s Investor Class shares. Under the Services Plan, the Fund is authorized to pay financial intermediaries an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Investor Class shares of the Fund attributable to or held in the name of the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Services Plan fee is compensation for providing some or all of the following services or activities: (i) establishing and maintaining Fund shareholder accounts on a transaction processing and record keeping system, (ii) providing Fund shareholders with the ability to access current Fund information, including without limitation, share balances, dividend information and transaction history, and permitting the Fund’s Transfer Agent to receive order instructions from or on behalf of Fund shareholders for the purchase or redemption of Shares. None of these activities includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such servicing shall be reimbursed to the Fund.

Payments to Financial Intermediaries

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/ or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund).The amount of the payments to different financial intermediaries may be different. The aggregate amount of these payments is determined by the Adviser and may be substantial. These payments may include amounts that are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor and its affiliates and other financial intermediaries through which investors may purchase Fund shares. In particular, the Adviser has agreed to make payments, based on the average net assets of the Fund, to the Distributor on an ongoing basis in consideration of certain distribution-related services provided by the Distributor to the Fund, the Adviser and/or its affiliates.

In some circumstances, revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Administrative Fees (Networking, Omnibus Positioning Fee)

Select financial intermediaries may contract with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services, the financial intermediaries will receive compensation, which is typically paid by the Fund. Any such

14	Prospectus | February 28, 2018

payment by the Fund to a financial intermediary for networking, recordkeeping, sub-accounting and/or administrative services are in addition to any 12b-1 related services provided to shareholders. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Investment Minimums

The Fund offers investors three classes of shares: Investor Class and Class C and Class I. The minimum initial investment in each of Investor Class shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum initial investment in Class I shares is $1,000,000. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts within the Fund. There is no minimum subsequent investment amount.

The Fund reserves the right to waive or change minimum investment amounts. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with the minimum investment amounts.

Share Purchases and Redemptions

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. In order to buy or redeem shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price. The Fund reserves the right to refuse or cancel a purchase for any reason, including if it is believed that doing so would be in the best interests of the Fund and its shareholders.

Prospective investors may not purchase or redeem shares directly from the Fund. Shares are intended to be purchased or redeemed only through financial intermediaries. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker-dealer or agent. The Fund has authorized one or more broker-dealers to receive on its behalf purchase and redemption orders. Such broker-dealers are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker-dealer’s authorized designee, receives the order. Customer orders are priced at the Fund’s net asset value next computed after the orders are received by an authorized broker-dealer or the broker-dealer’s authorized designee.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Sales Charge When You Purchase Investor Class or Class C Shares

Below is a summary of certain features of Investor Class and Class C shares:

	Investor Class	Class C
Initial Sales Charge	None	None
Contingent Deferred Sales Charge (“CDSC”)	None	1.00% on redemptions within 12 months
Distribution and Service Fees	0.25%	1.00%
Shareholder Services Fee	0.10%	None
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Investor Class due to higher annual expenses

Contingent Deferred Sales Charge

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on the redemption of Class C shares under certain circumstances and conditions, including without limitation, the following:

●	redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

●	required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check,

www.cloughglobal.com	15

Clough Global Long/Short Fund

your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Under normal market conditions, the Fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities. In unusual or stressed market conditions, in addition to the methods used in normal market conditions, the Fund may meet redemption requests through the use of redemptions in kind.

Redemption Proceeds

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell your shares after holding them 30 calendar days or less, a 2.00% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund(s) also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions related to death or due to a divorce decree;

●	Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

●	Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through a financial intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund does not currently require shareholders to maintain a minimum account balance. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

16	Prospectus | February 28, 2018

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

If you sell your shares of the Fund after holding them 30 calendar days or less, a 2.00% short-term redemption fee may be deducted from the redemption amount. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports for activity that may indicate potential market timing activity. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. A committee comprised of representatives of the Adviser and the Transfer Agent performs certain valuation functions for the Fund pursuant to the Board approved procedures.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if its Adviser determines that a significant event has occurred between the time at which

www.cloughglobal.com	17

Clough Global Long/Short Fund

a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund or its delegate to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents). The Fund has delegated this responsibility to the Transfer Agent. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally pays dividends on an annual basis. The Fund distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from dividends and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Trust is an open-end registered investment company under the 1940 Act. As such, the Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund.

The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below summarizes certain U.S. federal income tax consequences of an investment in the Fund by U.S. persons. It does not address any foreign, state, or local tax consequences. For more information, see the SAI under “TAXES.”

Taxation of Fund Distributions

Generally, distributions from the Fund’s earnings (other than “qualified dividend income”) and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term gains regardless of the length of time you have held your shares. Distributions of earnings from “qualified dividend income” received by the Fund from domestic corporations and qualified foreign corporations will be taxable at the same rate as long-term capital gains, provided certain requirements are met. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. You can avoid this by not investing until after the Fund has actually paid the dividend.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

18	Prospectus | February 28, 2018

Sale of Fund Shares

When you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption.

You should also consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights are included in the Fund’s annual report, which is available upon request by calling the Fund at 855.425.6844.

www.cloughglobal.com	19

Clough Global Long/Short Fund

Investor Class(1)

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016	For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$9.37		$10.30	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)		(0.15)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.73		(0.74)	0.32
Total from Investment Operations	1.59		(0.89)	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	—		(0.04)	–
Total Distributions to Common Shareholders	—		(0.04)	–
Net asset value - end of period	$10.96		$9.37	$10.30

Total Investment Return - Net Asset Value(b)	16.97%		(8.68)%	3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$210		$76	$27
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.78%		4.23%	6.44	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.29%		2.85%	2.67	%(d)
Net investment loss including fee waivers/reimbursements(c)	(1.36)%		(1.57)%	(2.00	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.38%		3.33%	5.72	%(d)
Operating expenses including fee waivers/reimbursements(c)	1.89	%(e)	1.95%	1.95	%(d)
Net investment loss including fee waivers/reimbursements(c)	(0.96)%		(0.67)%	(1.28	)%(d)

PORTFOLIO TURNOVER RATE(f)	237%		261%	22%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(d)	Annualized.

(e)	According to the Fund’s shareholder services plan with respect to the Fund’s Class A shares, any amount of such payment not paid during the Fund’s fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended September 30, 2017, for the prior fiscal year in the amount of 0.06% of average net assets of Class A shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.
(1)	Effective December 1, 2017, Class A shares were renamed Investor Class shares.

20	Prospectus | February 28, 2018

Class C

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$9.34	$10.30	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.20)	(0.21)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.70	(0.71)	0.32
Total from Investment Operations	1.50	(0.92)	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	—	(0.04)	–
Total Distributions to Common Shareholders	—	(0.04)	–
Net asset value - end of period	$10.84	$9.34	$10.30

Total Investment Return - Net Asset Value(b)	16.06%	(8.97)%	3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$95	$73	$26
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	4.33%	4.78%	7.09	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.97%	3.50%	3.32	%(d)
Net investment loss including fee waivers/reimbursements(c)	(2.03)%	(2.19)%	(2.66	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.96%	3.88%	6.37	%(d)
Operating expenses including fee waivers/reimbursements(c)	2.60%	2.60%	2.60	%(d)
Net investment loss including fee waivers/reimbursements(c)	(1.66)%	(1.29)%	(1.94	)%(d)

PORTFOLIO TURNOVER RATE(e)	237%	261%	22%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

www.cloughglobal.com	21

Clough Global Long/Short Fund

CLASS I

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$9.40	$10.30	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.10)	(0.12)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.73	(0.74)	0.31
Total from Investment Operations	1.63	(0.86)	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	—	(0.04)	–
Total Distributions to Common Shareholders	—	(0.04)	–
Net asset value - end of period	$11.03	$9.40	$10.30

Total Investment Return - Net Asset Value(b)	17.34%	(8.39)%	3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$29,629	$44,003	$35,760
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	3.21%	3.76%	5.62	%(d)
Operating expenses including fee waivers/reimbursements(c)	1.96%	2.50%	2.32	%(d)
Net investment loss including fee waivers/reimbursements(c)	(0.96)%	(1.30)%	(1.66	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements(c)	2.85%	2.86%	4.90	%(d)
Operating expenses including fee waivers/reimbursements(c)	1.60%	1.60%	1.60	%(d)
Net investment loss including fee waivers/reimbursements(c)	(0.60)%	(0.40)%	(0.94	)%(d)

PORTFOLIO TURNOVER RATE(e)	237%	261%	22%

(a)	Per share amounts are based upon average shares outstanding.

(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

22	Prospectus | February 28, 2018

Intentionally Left Blank.

Intentionally Left Blank.

2018
Prospectus

ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

SAI

The SAI provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

How to Obtain Additional Information

You can obtain shareholder reports or the SAI (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 855.425.6844, by writing the Fund at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.cloughglobal.com.

You can also review the Fund’s shareholder reports, Prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

The Fund sends only one document to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

(Investment Company Act file no. 811-23059)